                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/17/2001     14:32:33     CARVE Version 612.0     /u/dkavour/MSDW_2001-IQ/toprice/1017/IQ.RA.PRICED.4D.ADJ.1017.carve
MS     MSDW CAPITAL I TRUST     SERIES 2001-IQ     CLASS A1
------------------------------------------------------------------------------------------------------------------------------------
Class            A1               Settlement Date    10/24/2001   Coupon          4.57000                Cusip            N/A
Original Balance 200,500,000.00   Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/17/2001
Current Balance  200,500,000.00   First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    AAA/Aaa          Next Payment Date  11/18/2001   Orig Deal Size  713,024,371.39         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


PREPAY                     CPR 0        (!YM)CPR 25   (!YM)CPR 50   (!YM)CPR 75     (!YM)CPR 100
------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------
                96.2262        5.8098        5.8815        5.9270        5.9617           6.0449
                96.4762        5.7238        5.7910        5.8336        5.8659           5.9432
                96.7262        5.6381        5.7009        5.7406        5.7705           5.8418
                96.9762        5.5527        5.6111        5.6479        5.6755           5.7409
                97.2262        5.4676        5.5217        5.5555        5.5808           5.6403
                97.4762        5.3828        5.4325        5.4635        5.4864           5.5401
                97.7262        5.2983        5.3437        5.3718        5.3924           5.4403
                97.9762        5.2141        5.2552        5.2805        5.2988           5.3408
                98.2262        5.1301        5.1670        5.1895        5.2055           5.2418
                98.4762        5.0465        5.0792        5.0988        5.1125           5.1431
                98.7262        4.9632        4.9916        5.0084        5.0199           5.0447
                98.9762        4.8801        4.9044        4.9184        4.9276           4.9468
                99.2262        4.7974        4.8174        4.8287        4.8357           4.8492
                99.4762        4.7149        4.7308        4.7393        4.7440           4.7520
                99.7262        4.6327        4.6445        4.6502        4.6528           4.6551
                99.9762        4.5508        4.5585        4.5615        4.5618           4.5586
               100.2262        4.4692        4.4728        4.4730        4.4712           4.4624
               100.4762        4.3878        4.3873        4.3849        4.3809           4.3666
               100.7262        4.3068        4.3022        4.2971        4.2909           4.2712
               100.9762        4.2260        4.2174        4.2096        4.2013           4.1761
               101.2262        4.1454        4.1328        4.1224        4.1119           4.0813
               101.4762        4.0652        4.0486        4.0355        4.0229           3.9869
               101.7262        3.9852        3.9646        3.9489        3.9342           3.8928
               101.9762        3.9055        3.8810        3.8626        3.8458           3.7991
               102.2262        3.8260        3.7976        3.7766        3.7577           3.7057
               102.4762        3.7468        3.7145        3.6909        3.6699           3.6126
               102.7262        3.6679        3.6317        3.6056        3.5825           3.5199
               102.9762        3.5893        3.5491        3.5204        3.4953           3.4275
               103.2262        3.5109        3.4669        3.4356        3.4085           3.3354
               103.4762        3.4327        3.3849        3.3511        3.3219           3.2437
               103.7262        3.3548        3.3032        3.2669        3.2356           3.1523
               103.9762        3.2772        3.2218        3.1829        3.1497           3.0612
               104.2262        3.1998        3.1406        3.0993        3.0640           2.9704
------------------------------------------------------------------------------------------------
AVERAGE LIFE                   3.3997        3.2292        3.1255        3.0469           2.8618
FIRST PRIN                 11/18/2001    11/18/2001    11/18/2001    11/18/2001       11/18/2001
LAST PRIN                  07/18/2006    07/18/2006    07/18/2006    05/18/2006       01/18/2006
PAYMENT WINDOW                     57            57            57            55               51
ACCRUAL FACTOR                 0.2920        0.2920        0.2920        0.2920           0.2920
MOD DURATION @ 100.2262        3.0521        2.9065        2.8173        2.7494           2.5913
                                                                                                                         Page 1 of 4

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/17/2001     14:32:33     CARVE Version 612.0     /u/dkavour/MSDW_2001-IQ/toprice/1017/IQ.RA.PRICED.4D.ADJ.1017.carve
MS     MSDW CAPITAL I TRUST     SERIES 2001-IQ     CLASS A2
------------------------------------------------------------------------------------------------------------------------------------
Class            A2               Settlement Date    10/24/2001   Coupon          5.33000                Cusip            N/A
Original Balance 151,700,000.00   Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/17/2001
Current Balance  151,700,000.00   First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    AAA/Aaa          Next Payment Date  11/18/2001   Orig Deal Size  713,024,371.39         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


PREPAY                     CPR 0        (!YM)CPR 25   (!YM)CPR 50   (!YM)CPR 75     (!YM)CPR 100
------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------
                96.5092        6.0791        6.0935        6.0967        6.0985           6.1156
                96.7592        6.0249        6.0382        6.0411        6.0428           6.0585
                97.0092        5.9709        5.9832        5.9858        5.9872           6.0016
                97.2592        5.9170        5.9283        5.9306        5.9318           5.9449
                97.5092        5.8633        5.8736        5.8755        5.8766           5.8883
                97.7592        5.8097        5.8190        5.8207        5.8216           5.8320
                98.0092        5.7563        5.7646        5.7660        5.7667           5.7758
                98.2592        5.7031        5.7104        5.7115        5.7120           5.7197
                98.5092        5.6501        5.6564        5.6571        5.6575           5.6639
                98.7592        5.5972        5.6025        5.6029        5.6031           5.6082
                99.0092        5.5445        5.5488        5.5489        5.5489           5.5527
                99.2592        5.4919        5.4953        5.4951        5.4949           5.4973
                99.5092        5.4395        5.4419        5.4414        5.4410           5.4421
                99.7592        5.3872        5.3886        5.3879        5.3873           5.3871
               100.0092        5.3351        5.3356        5.3345        5.3338           5.3323
               100.2592        5.2832        5.2827        5.2813        5.2804           5.2776
               100.5092        5.2314        5.2299        5.2282        5.2272           5.2231
               100.7592        5.1798        5.1773        5.1754        5.1741           5.1687
               101.0092        5.1283        5.1249        5.1226        5.1212           5.1145
               101.2592        5.0770        5.0726        5.0701        5.0685           5.0605
               101.5092        5.0259        5.0205        5.0177        5.0159           5.0066
               101.7592        4.9749        4.9686        4.9654        4.9635           4.9529
               102.0092        4.9240        4.9167        4.9133        4.9112           4.8994
               102.2592        4.8733        4.8651        4.8613        4.8591           4.8460
               102.5092        4.8227        4.8136        4.8096        4.8071           4.7928
               102.7592        4.7723        4.7622        4.7579        4.7553           4.7397
               103.0092        4.7221        4.7110        4.7064        4.7036           4.6868
               103.2592        4.6719        4.6600        4.6551        4.6521           4.6340
               103.5092        4.6220        4.6091        4.6039        4.6007           4.5814
               103.7592        4.5721        4.5583        4.5528        4.5495           4.5289
               104.0092        4.5225        4.5077        4.5019        4.4985           4.4766
               104.2592        4.4729        4.4572        4.4512        4.4475           4.4245
               104.5092        4.4235        4.4069        4.4006        4.3968           4.3725
------------------------------------------------------------------------------------------------
AVERAGE LIFE                   5.6999        5.5782        5.5418        5.5205           5.3700
FIRST PRIN                 07/18/2006    07/18/2006    07/18/2006    05/18/2006       01/18/2006
LAST PRIN                  07/18/2008    07/18/2008    06/18/2008    06/18/2008       05/18/2008
PAYMENT WINDOW                     25            25            24            26               29
ACCRUAL FACTOR                 0.3405        0.3405        0.3405        0.3405           0.3405
MOD DURATION @ 100.5092        4.7949        4.7069        4.6805        4.6649           4.5541
                                                                                                                         Page 2 of 4

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/17/2001     14:32:33     CARVE Version 612.0     /u/dkavour/MSDW_2001-IQ/toprice/1017/IQ.RA.PRICED.4D.ADJ.1017.carve
MS     MSDW CAPITAL I TRUST     SERIES 2001-IQ     CLASS A3
------------------------------------------------------------------------------------------------------------------------------------
Class            A3               Settlement Date    10/24/2001   Coupon          5.72000                Cusip            N/A
Original Balance 261,000,000.00   Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/17/2001
Current Balance  261,000,000.00   First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    AAA/Aaa          Next Payment Date  11/18/2001   Orig Deal Size  713,024,371.39         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


PREPAY                     CPR 0        (!YM)CPR 25   (!YM)CPR 50   (!YM)CPR 75     (!YM)CPR 100
------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------
                96.5156        6.3192        6.3230        6.3246        6.3265           6.3357
                96.7656        6.2772        6.2807        6.2823        6.2841           6.2926
                97.0156        6.2353        6.2385        6.2400        6.2418           6.2497
                97.2656        6.1935        6.1965        6.1979        6.1996           6.2069
                97.5156        6.1518        6.1546        6.1560        6.1576           6.1642
                97.7656        6.1103        6.1129        6.1142        6.1156           6.1217
                98.0156        6.0689        6.0713        6.0725        6.0739           6.0793
                98.2656        6.0277        6.0298        6.0309        6.0322           6.0370
                98.5156        5.9865        5.9884        5.9895        5.9907           5.9949
                98.7656        5.9455        5.9472        5.9482        5.9493           5.9528
                99.0156        5.9047        5.9061        5.9070        5.9080           5.9110
                99.2656        5.8639        5.8651        5.8659        5.8669           5.8692
                99.5156        5.8233        5.8243        5.8250        5.8259           5.8276
                99.7656        5.7828        5.7836        5.7842        5.7850           5.7861
               100.0156        5.7424        5.7430        5.7435        5.7442           5.7447
               100.2656        5.7022        5.7025        5.7030        5.7036           5.7035
               100.5156        5.6620        5.6621        5.6626        5.6631           5.6624
               100.7656        5.6220        5.6219        5.6223        5.6227           5.6214
               101.0156        5.5822        5.5818        5.5821        5.5825           5.5805
               101.2656        5.5424        5.5418        5.5421        5.5423           5.5398
               101.5156        5.5028        5.5020        5.5021        5.5023           5.4992
               101.7656        5.4632        5.4622        5.4623        5.4624           5.4587
               102.0156        5.4238        5.4226        5.4226        5.4226           5.4183
               102.2656        5.3846        5.3831        5.3830        5.3830           5.3780
               102.5156        5.3454        5.3437        5.3436        5.3434           5.3379
               102.7656        5.3064        5.3045        5.3043        5.3040           5.2979
               103.0156        5.2674        5.2653        5.2650        5.2647           5.2580
               103.2656        5.2286        5.2263        5.2259        5.2255           5.2182
               103.5156        5.1899        5.1874        5.1869        5.1864           5.1786
               103.7656        5.1513        5.1486        5.1481        5.1475           5.1390
               104.0156        5.1129        5.1099        5.1093        5.1087           5.0996
               104.2656        5.0745        5.0713        5.0707        5.0699           5.0603
               104.5156        5.0362        5.0329        5.0321        5.0313           5.0211
------------------------------------------------------------------------------------------------
AVERAGE LIFE                   7.8917        7.8367        7.8184        7.7970           7.6525
FIRST PRIN                 07/18/2008    07/18/2008    06/18/2008    06/18/2008       05/18/2008
LAST PRIN                  01/18/2011    01/18/2011    01/18/2011    01/18/2011       10/18/2010
PAYMENT WINDOW                     31            31            32            32               30
ACCRUAL FACTOR                 0.3654        0.3654        0.3654        0.3654           0.3654
MOD DURATION @ 100.5156        6.1857        6.1515        6.1403        6.1272           6.0368
                                                                                                                         Page 3 of 4

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/17/2001     14:32:33     CARVE Version 612.0     /u/dkavour/MSDW_2001-IQ/toprice/1017/IQ.RA.PRICED.4D.ADJ.1017.carve
MS     MSDW CAPITAL I TRUST     SERIES 2001-IQ     CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class            B                Settlement Date    10/24/2001   Coupon          6.09000                Cusip            N/A
Original Balance 22,282,000.00    Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/17/2001
Current Balance  22,282,000.00    First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    AA/Aa2           Next Payment Date  11/18/2001   Orig Deal Size  713,024,371.39         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


PREPAY                     CPR 0        (!YM)CPR 25   (!YM)CPR 50   (!YM)CPR 75     (!YM)CPR 100
------------------------------------------------------------------------------------------------
PRICE / YIELD
------------------------------------------------------------------------------------------------
                96.9699        6.5738        6.5741        6.5743        6.5744           6.5822
                97.2199        6.5362        6.5365        6.5367        6.5368           6.5438
                97.4699        6.4987        6.4990        6.4992        6.4993           6.5056
                97.7199        6.4613        6.4616        6.4618        6.4620           6.4674
                97.9699        6.4241        6.4244        6.4246        6.4247           6.4294
                98.2199        6.3870        6.3872        6.3875        6.3876           6.3915
                98.4699        6.3500        6.3502        6.3504        6.3506           6.3537
                98.7199        6.3131        6.3133        6.3136        6.3137           6.3161
                98.9699        6.2763        6.2766        6.2768        6.2769           6.2786
                99.2199        6.2396        6.2399        6.2401        6.2403           6.2411
                99.4699        6.2031        6.2034        6.2036        6.2037           6.2038
                99.7199        6.1667        6.1669        6.1672        6.1673           6.1666
                99.9699        6.1304        6.1306        6.1308        6.1310           6.1296
               100.2199        6.0942        6.0944        6.0946        6.0948           6.0926
               100.4699        6.0581        6.0583        6.0586        6.0587           6.0558
               100.7199        6.0221        6.0224        6.0226        6.0227           6.0191
               100.9699        5.9862        5.9865        5.9867        5.9868           5.9825
               101.2199        5.9505        5.9507        5.9510        5.9511           5.9460
               101.4699        5.9148        5.9151        5.9153        5.9154           5.9096
               101.7199        5.8793        5.8796        5.8798        5.8799           5.8733
               101.9699        5.8439        5.8441        5.8444        5.8445           5.8371
               102.2199        5.8086        5.8088        5.8090        5.8092           5.8011
               102.4699        5.7733        5.7736        5.7738        5.7740           5.7651
               102.7199        5.7382        5.7385        5.7387        5.7389           5.7293
               102.9699        5.7032        5.7035        5.7037        5.7039           5.6936
               103.2199        5.6683        5.6686        5.6688        5.6690           5.6579
               103.4699        5.6336        5.6338        5.6340        5.6342           5.6224
               103.7199        5.5989        5.5991        5.5994        5.5995           5.5870
               103.9699        5.5643        5.5646        5.5648        5.5649           5.5517
               104.2199        5.5298        5.5301        5.5303        5.5304           5.5165
               104.4699        5.4954        5.4957        5.4959        5.4961           5.4814
               104.7199        5.4612        5.4614        5.4617        5.4618           5.4464
               104.9699        5.4270        5.4273        5.4275        5.4276           5.4116
------------------------------------------------------------------------------------------------
AVERAGE LIFE                   9.2333        9.2333        9.2333        9.2333           8.9833
FIRST PRIN                 01/18/2011    01/18/2011    01/18/2011    01/18/2011       10/18/2010
LAST PRIN                  01/18/2011    01/18/2011    01/18/2011    01/18/2011       10/18/2010
PAYMENT WINDOW                      1             1             1             1                1
ACCRUAL FACTOR                 0.3891        0.3891        0.3891        0.3891           0.3891
MOD DURATION @ 100.9699        6.8878        6.8878        6.8878        6.8878           6.7474
                                                                                                                         Page 4 of 4

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     11:11:23     CARVE Version 602.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1007.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODYS/FITCH)
------------------------------------------------------------------------------------------------------------------------------------
Settlement Date             10/24/2001                                                                          SCENARIO PERFORMANCE


TRIGGER              OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY               CPR 0              (!YM) CPR 25       (!YM) CPR 50       (!YM) CPR 100      CPR 25             CPR 50
DEFAULT

ADVANCES
RECV MNTH
LOSSES
------------------------------------------------------------------------------------------------------------------------------------
CLASS X1 @ PRICE 6.6905
------------------------------------------------------------------------------------------------------------------------------------
YIELD                        10.03000             9.6628             9.4389             8.1965            12.8742            20.5113
AVERAGE LIFE                    6.520              6.425              6.376              6.182              3.762              2.653
MOD DURATION                    2.807              2.793              2.785              2.761              1.600              1.041
SPREAD INTERP.                    607                572                550                429                957              1,759
------------------------------------------------------------------------------------------------------------------------------------
CLASS X2 @ PRICE 9.9979
------------------------------------------------------------------------------------------------------------------------------------
YIELD                          6.1322             6.1322             6.1322             6.1322            18.3537            21.0160
AVERAGE LIFE                    6.983              6.983              6.983              6.983              5.791              4.183
MOD DURATION                    3.171              3.171              3.171              3.171              1.885              1.274
SPREAD INTERP.                    210                210                210                210              1,451              1,757



                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     11:11:23     CARVE Version 602.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1007.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODYS/FITCH)
------------------------------------------------------------------------------------------------------------------------------------
Settlement Date             10/24/2001                                                                 SCENARIO PERFORMANCE (cont'd)


TRIGGER              OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY               CPR 100            (!YM) CPR 100      (!YM) CPR 100      (!YM) CPR 100
DEFAULT                                 CDR 0 24           CDR 0 24           CDR 0 24
                                        1                  3                  6
ADVANCES                                YES                YES                YES
RECV MNTH                               12                 12                 12
LOSSES                                  0.35               0.35               0.35
------------------------------------------------------------------------------------------------------------------------------------
CLASS X1 @ PRICE 6.6905
------------------------------------------------------------------------------------------------------------------------------------
YIELD                        297.2890             7.6864             6.6184             5.3151
AVERAGE LIFE                    1.524             6.098               5.935              5.709
MOD DURATION                    0.043             2.741               2.694              2.658
SPREAD INTERP.                 29,475               379                 275                148
------------------------------------------------------------------------------------------------------------------------------------
CLASS X2 @ PRICE 9.9979
------------------------------------------------------------------------------------------------------------------------------------
YIELD                         54.2648             6.1322             6.1322             6.1322
AVERAGE LIFE                    2.298              6.983              6.983              6.983
MOD DURATION                    0.263              3.171              3.171              3.171
SPREAD INTERP.                  5,146                210                210                210



                                                                                                                         Page 1 of 1

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     16:58:35     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODY'S/FITCH)    CLASS A1
------------------------------------------------------------------------------------------------------------------------------------
Class            A1               Settlement Date    10/24/2001   Coupon          4.45000                Cusip            N/A
Original Balance 200,100,000.00   Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/09/2001
Current Balance  200,100,000.00   First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    AAA/Aaa          Next Payment Date  11/18/2001   Orig Deal Size  713,039,782.85         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


TRIGGER                   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                    CPR 0              (!YM)CPR 25        (!YM)CPR 50        (!YM)CPR 75        (!YM)CPR 100
----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------
                96.0225             5.7561             5.8219             5.8686             5.9049             5.9933
                96.2725             5.6701             5.7320             5.7757             5.8097             5.8921
                96.5225             5.5843             5.6424             5.6832             5.7148             5.7913
                96.7725             5.4989             5.5531             5.5911             5.6203             5.6908
                97.0225             5.4138             5.4642             5.4992             5.5261             5.5908
                97.2725             5.3290             5.3755             5.4077             5.4323             5.4911
                97.5225             5.2445             5.2872             5.3166             5.3389             5.3918
                97.7725             5.1603             5.1992             5.2258             5.2457             5.2929
                98.0225             5.0764             5.1115             5.1353             5.1529             5.1943
                98.2725             4.9928             5.0242             5.0451             5.0605             5.0961
                98.5225             4.9095             4.9371             4.9552             4.9684             4.9983
                98.7725             4.8264             4.8503             4.8657             4.8766             4.9009
                99.0225             4.7437             4.7639             4.7765             4.7852             4.8038
                99.2725             4.6612             4.6778             4.6876             4.6941             4.7071
                99.5225             4.5790             4.5919             4.5991             4.6033             4.6107
                99.7725             4.4971             4.5064             4.5108             4.5128             4.5147
               100.0225             4.4155             4.4211             4.4229             4.4227             4.4190
               100.2725             4.3341             4.3362             4.3353             4.3329             4.3237
               100.5225             4.2531             4.2515             4.2479             4.2434             4.2287
               100.7725             4.1723             4.1672             4.1609             4.1542             4.1341
               101.0225             4.0918             4.0831             4.0742             4.0654             4.0398
               101.2725             4.0115             3.9993             3.9878             3.9769             3.9459
               101.5225             3.9315             3.9158             3.9017             3.8886             3.8523
               101.7725             3.8518             3.8326             3.8159             3.8007             3.7591
               102.0225             3.7724             3.7497             3.7304             3.7131             3.6661
               102.2725             3.6932             3.6670             3.6452             3.6258             3.5735
               102.5225             3.6143             3.5847             3.5603             3.5388             3.4813
               102.7725             3.5356             3.5026             3.4756             3.4521             3.3893
               103.0225             3.4572             3.4208             3.3913             3.3657             3.2977
               103.2725             3.3791             3.3393             3.3072             3.2796             3.2065
               103.5225             3.3012             3.2580             3.2235             3.1938             3.1155
               103.7725             3.2236             3.1770             3.1400             3.1083             3.0248
               104.0225             3.1462             3.0963             3.0568             3.0231             2.9345
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                         3.400              3.249              3.145              3.065              2.878
FIRST PRIN                      11/18/2001         11/18/2001         11/18/2001         11/18/2001         11/18/2001
LAST PRIN                       07/18/2006         07/18/2006         07/18/2006         06/18/2006         02/18/2006
PAYMENT WINDOW                          57                 57                 57                 56                 52
ACCRUAL FACTOR                      0.2843             0.2843             0.2843             0.2843             0.2843
MOD DURATION @ 100.0225              3.059              2.929              2.839              2.770              2.610
                                                                                                                         Page 1 of 9

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     16:58:35     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODY'S/FITCH)    CLASS A2
------------------------------------------------------------------------------------------------------------------------------------
Class            A2               Settlement Date    10/24/2001   Coupon          5.26000                Cusip            N/A
Original Balance 151,800,000.00   Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/09/2001
Current Balance  151,800,000.00   First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    AAA/Aaa          Next Payment Date  11/18/2001   Orig Deal Size  713,039,782.85         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


TRIGGER                   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                    CPR 0              (!YM)CPR 25        (!YM)CPR 50        (!YM)CPR 75        (!YM)CPR 100
----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------
                 96.4604            6.0173             6.0302             6.0335             6.0353             6.0525
                 96.7104            5.9632             5.9752             5.9782             5.9798             5.9956
                 96.9604            5.9092             5.9203             5.9230             5.9245             5.9389
                 97.2104            5.8554             5.8657             5.8681             5.8693             5.8824
                 97.4604            5.8018             5.8112             5.8132             5.8143             5.8261
                 97.7104            5.7483             5.7568             5.7586             5.7595             5.7700
                 97.9604            5.6950             5.7027             5.7041             5.7048             5.7140
                 98.2104            5.6419             5.6486             5.6498             5.6503             5.6582
                 98.4604            5.5889             5.5948             5.5956             5.5960             5.6026
                 98.7104            5.5361             5.5411             5.5417             5.5419             5.5471
                 98.9604            5.4835             5.4876             5.4879             5.4879             5.4918
                 99.2104            5.4310             5.4343             5.4342             5.4341             5.4367
                 99.4604            5.3787             5.3811             5.3807             5.3804             5.3817
                 99.7104            5.3265             5.3281             5.3274             5.3269             5.3270
                 99.9604            5.2745             5.2752             5.2742             5.2736             5.2723
                100.2104            5.2227             5.2225             5.2212             5.2204             5.2179
                100.4604            5.1710             5.1700             5.1684             5.1674             5.1636
                100.7104            5.1194             5.1176             5.1157             5.1145             5.1095
                100.9604            5.0681             5.0654             5.0632             5.0618             5.0555
                101.2104            5.0168             5.0133             5.0108             5.0093             5.0017
                101.4604            4.9657             4.9614             4.9586             4.9569             4.9481
                101.7104            4.9148             4.9096             4.9065             4.9047             4.8946
                101.9604            4.8640             4.8580             4.8546             4.8526             4.8412
                102.2104            4.8134             4.8065             4.8028             4.8007             4.7881
                102.4604            4.7629             4.7552             4.7512             4.7489             4.7351
                102.7104            4.7126             4.7041             4.6998             4.6973             4.6822
                102.9604            4.6624             4.6531             4.6485             4.6458             4.6295
                103.2104            4.6124             4.6022             4.5973             4.5945             4.5770
                103.4604            4.5625             4.5515             4.5463             4.5434             4.5246
                103.7104            4.5127             4.5009             4.4955             4.4924             4.4723
                103.9604            4.4631             4.4505             4.4448             4.4415             4.4202
                104.2104            4.4137             4.4002             4.3942             4.3908             4.3683
                104.4604            4.3644             4.3501             4.3438             4.3402             4.3165
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                         5.700              5.593              5.556              5.536              5.387
FIRST PRIN                      07/18/2006         07/18/2006         07/18/2006         06/18/2006         02/18/2006
LAST PRIN                       07/18/2008         07/18/2008         06/18/2008         06/18/2008         05/18/2008
PAYMENT WINDOW                          25                 25                 24                 25                 28
ACCRUAL FACTOR                      0.3361             0.3361             0.3361             0.3361             0.3361
MOD DURATION @ 100.4604              4.805              4.727              4.700              4.686              4.575
                                                                                                                         Page 2 of 9

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     16:58:35     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODY'S/FITCH)    CLASS A3
------------------------------------------------------------------------------------------------------------------------------------
Class            A3               Settlement Date    10/24/2001   Coupon          5.63000                Cusip            N/A
Original Balance 261,314,000.00   Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/09/2001
Current Balance  261,314,000.00   First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    AAA/Aaa          Next Payment Date  11/18/2001   Orig Deal Size  713,039,782.85         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


TRIGGER                   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                    CPR 0              (!YM)CPR 25        (!YM)CPR 50        (!YM)CPR 75        (!YM)CPR 100
----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------
                 96.4470            6.2371             6.2404             6.2420             6.2440             6.2533
                 96.6970            6.1952             6.1983             6.1998             6.2017             6.2104
                 96.9470            6.1534             6.1563             6.1578             6.1595             6.1676
                 97.1970            6.1118             6.1145             6.1159             6.1175             6.1250
                 97.4470            6.0703             6.0728             6.0741             6.0757             6.0825
                 97.6970            6.0289             6.0312             6.0324             6.0339             6.0401
                 97.9470            5.9876             5.9897             5.9909             5.9923             5.9979
                 98.1970            5.9465             5.9484             5.9495             5.9508             5.9558
                 98.4470            5.9055             5.9072             5.9083             5.9095             5.9138
                 98.6970            5.8646             5.8662             5.8671             5.8683             5.8719
                 98.9470            5.8239             5.8252             5.8261             5.8272             5.8302
                 99.1970            5.7833             5.7844             5.7852             5.7862             5.7886
                 99.4470            5.7428             5.7438             5.7445             5.7453             5.7472
                 99.6970            5.7024             5.7032             5.7039             5.7046             5.7059
                 99.9470            5.6622             5.6628             5.6634             5.6640             5.6647
                100.1970            5.6220             5.6225             5.6230             5.6236             5.6236
                100.4470            5.5820             5.5823             5.5827             5.5832             5.5826
                100.6970            5.5422             5.5422             5.5426             5.5430             5.5418
                100.9470            5.5024             5.5023             5.5026             5.5029             5.5011
                101.1970            5.4628             5.4625             5.4627             5.4629             5.4605
                101.4470            5.4233             5.4228             5.4229             5.4231             5.4201
                101.6970            5.3839             5.3832             5.3833             5.3834             5.3797
                101.9470            5.3446             5.3437             5.3437             5.3437             5.3395
                102.1970            5.3054             5.3044             5.3043             5.3042             5.2994
                102.4470            5.2664             5.2652             5.2650             5.2649             5.2594
                102.6970            5.2275             5.2261             5.2259             5.2256             5.2196
                102.9470            5.1887             5.1871             5.1868             5.1865             5.1799
                103.1970            5.1500             5.1482             5.1478             5.1474             5.1402
                103.4470            5.1114             5.1094             5.1090             5.1085             5.1007
                103.6970            5.0729             5.0708             5.0703             5.0697             5.0614
                103.9470            5.0346             5.0323             5.0317             5.0310             5.0221
                104.1970            4.9963             4.9938             4.9932             4.9925             4.9829
                104.4470            4.9582             4.9555             4.9548             4.9540             4.9439
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                         7.896              7.849              7.832              7.810              7.665
FIRST PRIN                      07/18/2008         07/18/2008         06/18/2008         06/18/2008         05/18/2008
LAST PRIN                       01/18/2011         01/18/2011         01/18/2011         01/18/2011         10/18/2010
PAYMENT WINDOW                          31                 31                 32                 32                 30
ACCRUAL FACTOR                      0.3597             0.3597             0.3597             0.3597             0.3597
MOD DURATION @ 100.4470              6.210              6.181              6.170              6.157              6.065
                                                                                                                         Page 3 of 9

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     16:58:35     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODY'S/FITCH)    CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class            B                Settlement Date    10/24/2001   Coupon          6.03000                Cusip            N/A
Original Balance 22,282,000.00    Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/09/2001
Current Balance  22,282,000.00    First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    AA/Aa2           Next Payment Date  11/18/2001   Orig Deal Size  713,039,782.85         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


TRIGGER                   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                    CPR 0              (!YM)CPR 25        (!YM)CPR 50        (!YM)CPR 75        (!YM)CPR 100
----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------
                 96.9429            6.5156             6.5159             6.5161             6.5162             6.5241
                 97.1929            6.4781             6.4783             6.4786             6.4787             6.4858
                 97.4429            6.4407             6.4410             6.4412             6.4413             6.4477
                 97.6929            6.4034             6.4037             6.4039             6.4040             6.4096
                 97.9429            6.3663             6.3665             6.3667             6.3669             6.3717
                 98.1929            6.3292             6.3295             6.3297             6.3298             6.3339
                 98.4429            6.2923             6.2926             6.2928             6.2929             6.2962
                 98.6929            6.2555             6.2558             6.2560             6.2561             6.2586
                 98.9429            6.2188             6.2191             6.2193             6.2194             6.2212
                 99.1929            6.1823             6.1825             6.1827             6.1829             6.1839
                 99.4429            6.1458             6.1461             6.1463             6.1464             6.1466
                 99.6929            6.1095             6.1097             6.1099             6.1101             6.1095
                 99.9429            6.0732             6.0735             6.0737             6.0738             6.0726
                100.1929            6.0371             6.0374             6.0376             6.0377             6.0357
                100.4429            6.0011             6.0014             6.0016             6.0017             5.9989
                100.6929            5.9652             5.9655             5.9657             5.9658             5.9623
                100.9429            5.9295             5.9297             5.9299             5.9301             5.9258
                101.1929            5.8938             5.8940             5.8943             5.8944             5.8894
                101.4429            5.8582             5.8585             5.8587             5.8588             5.8531
                101.6929            5.8228             5.8230             5.8232             5.8234             5.8169
                101.9429            5.7874             5.7877             5.7879             5.7880             5.7808
                102.1929            5.7522             5.7525             5.7527             5.7528             5.7448
                102.4429            5.7171             5.7173             5.7175             5.7177             5.7090
                102.6929            5.6821             5.6823             5.6825             5.6826             5.6732
                102.9429            5.6471             5.6474             5.6476             5.6477             5.6376
                103.1929            5.6123             5.6126             5.6128             5.6129             5.6020
                103.4429            5.5776             5.5779             5.5781             5.5782             5.5666
                103.6929            5.5430             5.5433             5.5435             5.5436             5.5313
                103.9429            5.5085             5.5088             5.5090             5.5091             5.4960
                104.1929            5.4741             5.4744             5.4746             5.4747             5.4609
                104.4429            5.4398             5.4401             5.4403             5.4404             5.4259
                104.6929            5.4056             5.4059             5.4061             5.4062             5.3910
                104.9429            5.3716             5.3718             5.3720             5.3721             5.3562
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                         9.233              9.233              9.233              9.233              8.983
FIRST PRIN                      01/18/2011         01/18/2011         01/18/2011         01/18/2011         10/18/2010
LAST PRIN                       01/18/2011         01/18/2011         01/18/2011         01/18/2011         10/18/2010
PAYMENT WINDOW                           1                  1                  1                  1                  1
ACCRUAL FACTOR                      0.3852             0.3852             0.3852             0.3852             0.3852
MOD DURATION @ 100.9429              6.906              6.906              6.906              6.906              6.765
                                                                                                                         Page 4 of 9

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     16:58:35     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODY'S/FITCH)    CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Class            C                Settlement Date    10/24/2001   Coupon          6.24000                Cusip            N/A
Original Balance 18,718,000.00    Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/09/2001
Current Balance  18,718,000.00    First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    A/A2             Next Payment Date  11/18/2001   Orig Deal Size  713,039,782.85         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


TRIGGER                   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                    CPR 0              (!YM)CPR 25        (!YM)CPR 50        (!YM)CPR 75        (!YM)CPR 100
----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------
                 96.9776            6.7253             6.7287             6.7296             6.7294             6.7335
                 97.2276            6.6878             6.6910             6.6918             6.6916             6.6951
                 97.4776            6.6503             6.6533             6.6542             6.6539             6.6569
                 97.7276            6.6129             6.6159             6.6167             6.6163             6.6188
                 97.9776            6.5757             6.5785             6.5793             6.5789             6.5808
                 98.2276            6.5386             6.5412             6.5420             6.5416             6.5430
                 98.4776            6.5016             6.5041             6.5048             6.5044             6.5052
                 98.7276            6.4647             6.4671             6.4677             6.4673             6.4676
                 98.9776            6.4280             6.4302             6.4308             6.4303             6.4301
                 99.2276            6.3913             6.3934             6.3940             6.3935             6.3928
                 99.4776            6.3548             6.3568             6.3573             6.3567             6.3555
                 99.7276            6.3184             6.3202             6.3207             6.3201             6.3183
                 99.9776            6.2821             6.2838             6.2842             6.2836             6.2813
                100.2276            6.2459             6.2475             6.2479             6.2472             6.2444
                100.4776            6.2099             6.2113             6.2116             6.2110             6.2076
                100.7276            6.1739             6.1752             6.1755             6.1748             6.1709
                100.9776            6.1381             6.1392             6.1395             6.1388             6.1344
                101.2276            6.1023             6.1034             6.1036             6.1028             6.0979
                101.4776            6.0667             6.0676             6.0678             6.0670             6.0616
                101.7276            6.0312             6.0320             6.0321             6.0313             6.0253
                101.9776            5.9958             5.9964             5.9965             5.9957             5.9892
                102.2276            5.9605             5.9610             5.9610             5.9602             5.9532
                102.4776            5.9253             5.9257             5.9257             5.9248             5.9173
                102.7276            5.8903             5.8905             5.8904             5.8895             5.8815
                102.9776            5.8553             5.8554             5.8553             5.8543             5.8458
                103.2276            5.8204             5.8204             5.8202             5.8193             5.8103
                103.4776            5.7857             5.7855             5.7853             5.7843             5.7748
                103.7276            5.7510             5.7507             5.7505             5.7495             5.7394
                103.9776            5.7164             5.7160             5.7157             5.7147             5.7042
                104.2276            5.6820             5.6814             5.6811             5.6801             5.6690
                104.4776            5.6476             5.6470             5.6466             5.6455             5.6340
                104.7276            5.6134             5.6126             5.6122             5.6111             5.5990
                104.9776            5.5793             5.5783             5.5779             5.5767             5.5642
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                         9.325              9.278              9.263              9.253              9.077
FIRST PRIN                      01/18/2011         01/18/2011         01/18/2011         01/18/2011         10/18/2010
LAST PRIN                       04/18/2011         04/18/2011         03/18/2011         02/18/2011         01/18/2011
PAYMENT WINDOW                           4                  4                  3                  2                  4
ACCRUAL FACTOR                      0.3987             0.3987             0.3987             0.3987             0.3987
MOD DURATION @ 100.9776              6.891              6.865              6.857              6.852              6.754
                                                                                                                         Page 5 of 9

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     16:58:35     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODY'S/FITCH)    CLASS D
------------------------------------------------------------------------------------------------------------------------------------
Class            D                Settlement Date    10/24/2001   Coupon          6.38000                Cusip            N/A
Original Balance 5,347,000.00     Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/09/2001
Current Balance  5,347,000.00     First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    A-/A3            Next Payment Date  11/18/2001   Orig Deal Size  713,039,782.85         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


TRIGGER                   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                    CPR 0              (!YM)CPR 25        (!YM)CPR 50        (!YM)CPR 75        (!YM)CPR 100
----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------
                 96.9706            6.8668             6.8680             6.8710             6.8741             6.8736
                 97.2206            6.8294             6.8307             6.8336             6.8366             6.8356
                 97.4706            6.7922             6.7934             6.7963             6.7992             6.7977
                 97.7206            6.7550             6.7563             6.7591             6.7619             6.7600
                 97.9706            6.7180             6.7193             6.7221             6.7247             6.7223
                 98.2206            6.6811             6.6824             6.6851             6.6877             6.6848
                 98.4706            6.6444             6.6456             6.6483             6.6507             6.6474
                 98.7206            6.6077             6.6089             6.6116             6.6139             6.6101
                 98.9706            6.5711             6.5724             6.5750             6.5772             6.5729
                 99.2206            6.5347             6.5359             6.5386             6.5407             6.5359
                 99.4706            6.4984             6.4996             6.5022             6.5042             6.4990
                 99.7206            6.4622             6.4634             6.4660             6.4678             6.4622
                 99.9706            6.4261             6.4273             6.4298             6.4316             6.4255
                100.2206            6.3902             6.3914             6.3938             6.3955             6.3889
                100.4706            6.3543             6.3555             6.3579             6.3595             6.3524
                100.7206            6.3186             6.3198             6.3222             6.3236             6.3161
                100.9706            6.2829             6.2841             6.2865             6.2878             6.2798
                101.2206            6.2474             6.2486             6.2509             6.2521             6.2437
                101.4706            6.2120             6.2132             6.2155             6.2166             6.2077
                101.7206            6.1767             6.1779             6.1802             6.1811             6.1718
                101.9706            6.1415             6.1427             6.1449             6.1458             6.1360
                102.2206            6.1064             6.1076             6.1098             6.1105             6.1003
                102.4706            6.0714             6.0727             6.0748             6.0754             6.0647
                102.7206            6.0366             6.0378             6.0399             6.0404             6.0293
                102.9706            6.0018             6.0030             6.0051             6.0055             5.9939
                103.2206            5.9671             5.9684             5.9704             5.9707             5.9587
                103.4706            5.9326             5.9338             5.9358             5.9360             5.9235
                103.7206            5.8982             5.8994             5.9013             5.9014             5.8885
                103.9706            5.8638             5.8650             5.8669             5.8669             5.8535
                104.2206            5.8296             5.8308             5.8327             5.8325             5.8187
                104.4706            5.7954             5.7967             5.7985             5.7982             5.7840
                104.7206            5.7614             5.7626             5.7644             5.7641             5.7494
                104.9706            5.7275             5.7287             5.7305             5.7300             5.7149
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                         9.483              9.483              9.470              9.429              9.267
FIRST PRIN                      04/18/2011         04/18/2011         03/18/2011         02/18/2011         01/18/2011
LAST PRIN                       04/18/2011         04/18/2011         04/18/2011         04/18/2011         02/18/2011
PAYMENT WINDOW                           1                  1                  2                  3                  2
ACCRUAL FACTOR                      0.4076             0.4076             0.4076             0.4076             0.4076
MOD DURATION @ 100.9706              6.932              6.932              6.924              6.902              6.815
                                                                                                                         Page 6 of 9

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     16:58:35     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODY'S/FITCH)    CLASS E
------------------------------------------------------------------------------------------------------------------------------------
Class            E                Settlement Date    10/24/2001   Coupon          6.78000                Cusip            N/A
Original Balance 5,348,000.00     Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/09/2001
Current Balance  5,348,000.00     First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    BBB+/Baa1        Next Payment Date  11/18/2001   Orig Deal Size  713,039,782.85         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


TRIGGER                   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                    CPR 0              (!YM)CPR 25        (!YM)CPR 50        (!YM)CPR 75        (!YM)CPR 100
----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------
                 96.9673            7.2811             7.2841             7.2851             7.2850             7.2884
                 97.2173            7.2432             7.2460             7.2471             7.2470             7.2498
                 97.4673            7.2055             7.2081             7.2091             7.2090             7.2113
                 97.7173            7.1678             7.1703             7.1712             7.1711             7.1730
                 97.9673            7.1303             7.1326             7.1335             7.1334             7.1348
                 98.2173            7.0929             7.0951             7.0959             7.0958             7.0967
                 98.4673            7.0556             7.0576             7.0585             7.0584             7.0588
                 98.7173            7.0184             7.0203             7.0211             7.0210             7.0210
                 98.9673            6.9814             6.9831             6.9839             6.9838             6.9833
                 99.2173            6.9445             6.9460             6.9468             6.9467             6.9457
                 99.4673            6.9077             6.9091             6.9098             6.9097             6.9082
                 99.7173            6.8710             6.8723             6.8729             6.8728             6.8709
                 99.9673            6.8344             6.8355             6.8361             6.8360             6.8336
                100.2173            6.7979             6.7989             6.7995             6.7994             6.7965
                100.4673            6.7616             6.7624             6.7630             6.7629             6.7595
                100.7173            6.7254             6.7261             6.7266             6.7265             6.7227
                100.9673            6.6893             6.6898             6.6903             6.6902             6.6859
                101.2173            6.6533             6.6537             6.6541             6.6540             6.6493
                101.4673            6.6174             6.6176             6.6180             6.6179             6.6127
                101.7173            6.5816             6.5817             6.5821             6.5820             6.5763
                101.9673            6.5459             6.5459             6.5462             6.5461             6.5400
                102.2173            6.5104             6.5102             6.5105             6.5104             6.5038
                102.4673            6.4750             6.4746             6.4749             6.4748             6.4678
                102.7173            6.4396             6.4392             6.4394             6.4393             6.4318
                102.9673            6.4044             6.4038             6.4040             6.4039             6.3959
                103.2173            6.3693             6.3685             6.3687             6.3686             6.3602
                103.4673            6.3343             6.3334             6.3335             6.3334             6.3246
                103.7173            6.2994             6.2984             6.2984             6.2983             6.2890
                103.9673            6.2646             6.2634             6.2635             6.2634             6.2536
                104.2173            6.2299             6.2286             6.2286             6.2285             6.2183
                104.4673            6.1953             6.1939             6.1938             6.1937             6.1831
                104.7173            6.1609             6.1593             6.1592             6.1591             6.1480
                104.9673            6.1265             6.1248             6.1247             6.1246             6.1130
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                         9.551              9.497              9.483              9.483              9.317
FIRST PRIN                      04/18/2011         04/18/2011         04/18/2011         04/18/2011         02/18/2011
LAST PRIN                       05/18/2011         05/18/2011         04/18/2011         04/18/2011         02/18/2011
PAYMENT WINDOW                           2                  2                  1                  1                  1
ACCRUAL FACTOR                      0.4332             0.4332             0.4332             0.4332             0.4332
MOD DURATION @ 100.9673              6.838              6.811              6.804              6.804              6.718
                                                                                                                         Page 7 of 9

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     16:58:35     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODY'S/FITCH)    CLASS F
------------------------------------------------------------------------------------------------------------------------------------
Class            F                Settlement Date    10/24/2001   Coupon          5.00000                Cusip            N/A
Original Balance 8,913,000.00     Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/09/2001
Current Balance  8,913,000.00     First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    BBB/Baa2         Next Payment Date  11/18/2001   Orig Deal Size  713,039,782.85         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


TRIGGER                   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                    CPR 0              (!YM)CPR 25        (!YM)CPR 50        (!YM)CPR 75        (!YM)CPR 100
----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------
                 96.9742            7.3906             7.4007             7.4025             7.4021             7.4008
                 97.2242            7.3529             7.3627             7.3644             7.3640             7.3625
                 97.4742            7.3153             7.3249             7.3266             7.3261             7.3243
                 97.7242            7.2778             7.2872             7.2888             7.2882             7.2862
                 97.9742            7.2405             7.2496             7.2511             7.2505             7.2483
                 98.2242            7.2033             7.2121             7.2136             7.2130             7.2105
                 98.4742            7.1662             7.1748             7.1762             7.1755             7.1728
                 98.7242            7.1293             7.1376             7.1390             7.1382             7.1352
                 98.9742            7.0924             7.1005             7.1018             7.1010             7.0977
                 99.2242            7.0557             7.0635             7.0648             7.0639             7.0604
                 99.4742            7.0191             7.0266             7.0278             7.0269             7.0232
                 99.7242            6.9826             6.9899             6.9910             6.9900             6.9861
                 99.9742            6.9462             6.9533             6.9544             6.9533             6.9491
                100.2242            6.9100             6.9167             6.9178             6.9167             6.9122
                100.4742            6.8739             6.8804             6.8814             6.8802             6.8755
                100.7242            6.8378             6.8441             6.8450             6.8438             6.8389
                100.9742            6.8019             6.8079             6.8088             6.8075             6.8024
                101.2242            6.7661             6.7719             6.7727             6.7714             6.7660
                101.4742            6.7305             6.7359             6.7367             6.7353             6.7297
                101.7242            6.6949             6.7001             6.7009             6.6994             6.6935
                101.9742            6.6594             6.6644             6.6651             6.6636             6.6575
                102.2242            6.6241             6.6288             6.6294             6.6279             6.6215
                102.4742            6.5888             6.5933             6.5939             6.5923             6.5857
                102.7242            6.5537             6.5579             6.5585             6.5568             6.5500
                102.9742            6.5187             6.5227             6.5231             6.5214             6.5144
                103.2242            6.4838             6.4875             6.4879             6.4862             6.4789
                103.4742            6.4490             6.4525             6.4528             6.4510             6.4435
                103.7242            6.4143             6.4175             6.4178             6.4160             6.4082
                103.9742            6.3797             6.3827             6.3830             6.3810             6.3730
                104.2242            6.3452             6.3480             6.3482             6.3462             6.3380
                104.4742            6.3108             6.3133             6.3135             6.3114             6.3030
                104.7242            6.2766             6.2788             6.2789             6.2768             6.2681
                104.9742            6.2424             6.2444             6.2445             6.2423             6.2334
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                         9.686              9.589              9.570              9.549              9.463
FIRST PRIN                      05/18/2011         05/18/2011         04/18/2011         04/18/2011         02/18/2011
LAST PRIN                       10/18/2011         07/18/2011         06/18/2011         06/18/2011         05/18/2011
PAYMENT WINDOW                           6                  3                  3                  3                  4
ACCRUAL FACTOR                      0.4398             0.4398             0.4398             0.4398             0.4398
MOD DURATION @ 100.9742              6.876              6.828              6.818              6.807              6.763
                                                                                                                         Page 8 of 9

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/09/2001     16:58:35     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MS     SERIES 2001-IQ1 (MOODY'S/FITCH)    CLASS G
------------------------------------------------------------------------------------------------------------------------------------
Class            G                Settlement Date    10/24/2001   Coupon          5.00000                Cusip            N/A
Original Balance 5,348,000.00     Dated Date         10/01/2001   Delay           17                     Yield Table Date 10/09/2001
Current Balance  5,348,000.00     First Payment Date 11/18/2001   Lead Manager    Morgan Stanley & Co.   Yield Frequency  SemiAnnual
Credit Rating    BBB-/Baa3        Next Payment Date  11/18/2001   Orig Deal Size  713,039,782.85         Yield Day Count  30/360
Market Desc      N/A              Payment Freq       Monthly      Num of Tranches 21
Factor           1.00000000       Interest Freq      Monthly      Deal Age        0


TRIGGER                   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                    CPR 0              (!YM)CPR 25        (!YM)CPR 50        (!YM)CPR 75        (!YM)CPR 100
----------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
----------------------------------------------------------------------------------------------------------------------
                 96.9813            7.8380             7.8647             7.8739             7.8727             7.8719
                 97.2313            7.8008             7.8270             7.8360             7.8347             7.8338
                 97.4813            7.7638             7.7894             7.7983             7.7969             7.7959
                 97.7313            7.7268             7.7520             7.7607             7.7591             7.7580
                 97.9813            7.6900             7.7147             7.7232             7.7215             7.7204
                 98.2313            7.6534             7.6775             7.6858             7.6840             7.6828
                 98.4813            7.6168             7.6404             7.6486             7.6466             7.6454
                 98.7313            7.5804             7.6034             7.6115             7.6094             7.6080
                 98.9813            7.5441             7.5666             7.5745             7.5723             7.5708
                 99.2313            7.5079             7.5299             7.5376             7.5353             7.5338
                 99.4813            7.4718             7.4933             7.5008             7.4984             7.4968
                 99.7313            7.4358             7.4568             7.4642             7.4616             7.4600
                 99.9813            7.4000             7.4205             7.4277             7.4250             7.4233
                100.2313            7.3643             7.3842             7.3913             7.3884             7.3867
                100.4813            7.3286             7.3481             7.3550             7.3520             7.3502
                100.7313            7.2931             7.3121             7.3188             7.3157             7.3139
                100.9813            7.2578             7.2762             7.2828             7.2796             7.2776
                101.2313            7.2225             7.2405             7.2468             7.2435             7.2415
                101.4813            7.1874             7.2048             7.2110             7.2076             7.2055
                101.7313            7.1523             7.1693             7.1753             7.1717             7.1696
                101.9813            7.1174             7.1338             7.1397             7.1360             7.1338
                102.2313            7.0826             7.0985             7.1042             7.1004             7.0982
                102.4813            7.0479             7.0633             7.0689             7.0649             7.0626
                102.7313            7.0133             7.0282             7.0336             7.0296             7.0272
                102.9813            6.9788             6.9933             6.9985             6.9943             6.9919
                103.2313            6.9444             6.9584             6.9634             6.9592             6.9566
                103.4813            6.9101             6.9236             6.9285             6.9241             6.9215
                103.7313            6.8760             6.8890             6.8937             6.8892             6.8865
                103.9813            6.8419             6.8544             6.8590             6.8543             6.8516
                104.2313            6.8080             6.8200             6.8244             6.8196             6.8169
                104.4813            6.7741             6.7856             6.7899             6.7850             6.7822
                104.7313            6.7404             6.7514             6.7555             6.7505             6.7476
                104.9813            6.7067             6.7173             6.7212             6.7161             6.7132
----------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                        10.205              9.992              9.925              9.876              9.851
FIRST PRIN                      10/18/2011         07/18/2011         06/18/2011         06/18/2011         05/18/2011
LAST PRIN                       03/18/2012         01/18/2012         12/18/2011         11/18/2011         11/18/2011
PAYMENT WINDOW                           6                  7                  7                  6                  7
ACCRUAL FACTOR                      0.4686             0.4686             0.4686             0.4686             0.4686
MOD DURATION @ 100.9813              6.977              6.878              6.847              6.824              6.811
                                                                                                                         Page 9 of 9

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
10/10/2001     12:15:20     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MSDW CAPITAL I TRUST     SERIES 2001-IQ
------------------------------------------------------------------------------------------------------------------------------------
Settlement Date             10/24/2001                                                                          SCENARIO PERFORMANCE

TRIGGER              OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY               CPR 0              (!YM) CPR 100      (!YM) CPR 100      (!YM) CPR 100      CPR 100            CPR 100
DEFAULT                                                    CDR 1              CDR 2              CDR 0 12           CDR 0 12

ADVANCES                                                   YES                YES                YES                YES
RECV MNTH                                                  12                 12                 12                 12
LOSSES                                                     0.35               0.35               0.35               0.35
------------------------------------------------------------------------------------------------------------------------------------
CLASS X1 @ PRICE 6.6905
------------------------------------------------------------------------------------------------------------------------------------
YIELD                        10.03000             8.1965             6.9847             5.7057             7.3910             6.5532
AVERAGE LIFE                   6.5200             6.1825             6.0143             5.8526             6.0610             5.9429
MOD DURATION                   2.8071             2.7606             2.7565             2.7445             2.7445             2.7242
SPREAD INTERP.                    607                429                310                185                350                268








                                                                                                                         Page 1 of 1

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------------
19.19.2991     12:14:29     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MSDW     CAPITAL I TRUST     SERIES 2001-IQ
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Settlement Date             10/24/2001                                                                          SCENARIO PERFORMANCE


TRIGGER              OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY               (!YM) CPR 100      (!YM) CPR 100      (!YM) CPR 100
DEFAULT              CDR 5              CDR 6              CDF 7
ADVANCES             YES                YES                YES
RECV MNTH            12                 12                 12
LOSSES               0.35               0.35               0.35
---------------------------------------------------------------------------
CLASS X2 @ PRICE 9.9979
---------------------------------------------------------------------------
YIELD                          6.1322             6.1167             5.9854
AVERAGE LIFE                   6.9833             6.9773             6.9277
MOD DURATION                   3.1705             3.1697             3.1640
SPREAD INTERP.                    210                209                196






                                                                                                                         Page 1 of 1

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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.


                                                                                                                      MORGAN STANLEY
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10/10/2001     12:22:08     CARVE Version 608.0     /u/dkavour/MSDW_2001-IQ/1009/IQ.1009.TIED.carve
MS     MSDW CAPITAL I TRUST     SERIES 2001-IQ
------------------------------------------------------------------------------------------------------------------------------------
Settlement Date             10/24/2001                                                                          SCENARIO PERFORMANCE

TRIGGER                     OPTIONALCALL YES
PREPAY                      (!YM) CPR 100
DEFAULT                     CDR 4
ADVANCES                    YES
RECV MNTH                   12
LOSSES                      0.35
--------------------------------------------
CLASS X1 @ PRICE 6.6905
--------------------------------------------
YIELD                                 3.5441
AVERAGE LIFE                          5.5473
MOD DURATION                          2.7706
SPREAD INTERP.                           -26







                                                                                                                         Page 1 of 1

------------------------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley &Co. Incorporated, approved by Morgan Stanley International
Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERSAS DEFINED BYTHE U.K. SECURITIES ANDFUTURES AUTHORITY.
